UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2006

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

921 E. Alton Avenue, Santa Ana, California	92705

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                         On May 10, 2006, Collectors Universe, Inc. issued a press release announcing its financial results for the fiscal third quarter ended March 31, 2006. A copy of that press release is attached hereto as Exhibit 99.1.

                         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01     Financial Statements and Exhibits.

                  (d)     Exhibits.

                            The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Press release of Collectors Universe, Inc. issued May 10, 2006, announcing its financial results for its fiscal third quarter ended March 31, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: May 12, 2006	By:	/s/ JOSEPH J. WALLACE

Joseph J. Wallace, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Collectors Universe, Inc. issued May 10, 2006, announcing its financial results for its fiscal third quarter ended March 31, 2006

E-1